CPI CORP. LETTERHEAD

December 19, 2008

SEARS, ROEBUCK AND CO.

Attention: Licensing Manager,

Licensed Businesses,

Department 725 E3-378B

3333 Beverly Road

Hoffman Estates, Illinois 60179

and to:

SEARS HOLDINGS MANAGEMENT CORP.

Attention: Assistant General Counsel, Specialty Retail

B6-350A

3333 Beverly Road

Hoffman Estates, Illinois 60179

Ladies and Gentlemen:

Reference is made to that certain License Agreement (the “License Agreement”) entered into as of January 1, 1999 by and between Sears, Roebuck and Co. (“Sears”) and Consumer Programs Incorporated (“Licensee”). Capitalized terms used but not defined in this letter agreement shall have the meanings given them in the License Agreement, as amended.

Amendment No. 7 to the License Agreement, dated as of August 11, 2003 (“Amendment No. 7”), amended the License Agreement to provide for an adjustment to the Earned Commissions payable by Licensee to Sears. The parties are entering into this letter agreement (i) to resolve all amounts owed with respect to the adjustment provision to Earned Commissions set forth under paragraph (B)(2) to Exhibit C to the License Agreement and in settlement of certain other obligations under the License Agreement and (ii) in connection. with the parties’ entry into a new License Agreement, dated as of January 1, 2009, by and among Sears, Licensee and CPI Corp. (the “Company”), which was executed on the date hereof (the “Renewal Agreement”).

1. As satisfaction for all amounts owed pursuant to paragraph (B)(2) to Exhibit C to the License Agreement and in settlement of certain other obligations under the License Agreement, Licensee shall pay Sears $6,750,000 in cash simultaneously with the execution of this letter agreement, $1,500,000 in cash on April 30, 2009 and $150,000 in cash on December 31, 2009 and on each of the first five anniversaries of that (the “Annual Fee”); provided that, upon the termination of the Renewal Agreement, the Licensee shall not be obligated to pay the Annual Fee pursuant to this paragraph 1 due after the date of such termination. Sears shall have the right to set off amounts owed to Licensee under the Renewal Agreement against Annual Fees owed by Licensee or the Company that are past due.

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2. In consideration of the above, the Company agrees to transfer to Sears or its designee 325,000 shares of common stock of the Company (the “Shares”), free and clear of all Liens. “Liens” shall mean, whether arising under any contract or otherwise, any debts, claims, security interests, liens, encumbrances, pledges, mortgages, retention agreements, hypothecations, rights of others, assessments, restrictions, voting trust agreements, options, rights of first offer, proxies, title defects, and charges or other restrictions or limitations of any nature whatsoever.

3. The Company and Licensee represent and warrant to Sears as follows:

(a) The Shares have been duly authorized and validly issued, fully paid and non-assessable and free of any pre-emptive rights or Liens.

(b) Each of the Company and Licensee has full corporate power and authority to execute and deliver this agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Company and Licensee of this agreement has been, and the consummation by the Company and Licensee of the transactions contemplated hereby has been, duly and validly authorized and approved by all necessary corporate action of the Company and Licensee. This agreement has been duly and validly executed and delivered by the Company and Licensee, and constitutes a valid and binding obligation of the Company and Licensee enforceable against each in accordance with its terms.

(c) The execution, delivery and performance of this agreement by the Company and Licensee will not, and the consummation of the transactions contemplated hereby will not, conflict with, result in a termination of, contravene or constitute a default under, or be an event that with the giving of notice or passage of time or both will become a default under, or give to any other person any right of termination, payment, acceleration, vesting or cancellation of or under, or accelerate the performance required by or maturity of, or result in the creation of any Lien or loss of any rights of the Company or Licensee or any of their respective subsidiaries pursuant to any of the terms, conditions or provisions of or under (i) any applicable law, (ii) the organizational documents of the Company or Licensee or (iii) any contract, plan or other instrument binding upon the Company or Licensee, or to which the property of the Company or Licensee is subject.

4. Sears acknowledges that:

(a) The Company’s issuance of Shares is made in reliance upon Sears’s representations to the Company, which by acceptance hereof Sears hereby confirms, that: (i) the Shares will be acquired by Sears for investment only, for its own account and not as a nominee or agent and not with a view to the sale or distribution; and (ii) Sears has no current intention of selling, granting participation in or otherwise distributing the Shares. By executing this letter agreement, Sears further represents that Sears does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person, or to any third person, with respect to any of the Shares.

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(b) The Shares have not been registered under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “1933 Act”).

(d) Sears represents that it is an accredited investor (as such term is defined in Rule 501 of the 1933 Act) and that it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Company. Sears further represents that it (i) is familiar with the business and financial condition, properties, operations and prospects of the Company and its subsidiaries, (ii) has had, prior to the execution of this letter agreement, the opportunity to ask questions of, and receive answers from, the Company and to obtain additional information necessary to make an investment decision in the Shares. Sears has made, either alone or together with its advisors, such independent investigation of the Company as Sears deems to be, or its advisors deem to be, necessary or advisable in connection with this investment.

(d) Sears represents that Sears will not sell, transfer or otherwise dispose of the Shares without registration under the 1933 Act and applicable state securities laws, or an exemption therefrom. Sears understands that, in the absence of an effective registration statement covering the Shares or an available exemption from registration under the 1933 Act and applicable state securities laws, the Shares must be held indefinitely. Sears acknowledges that the Company has no obligation to repurchase or otherwise acquire or redeem any of the Shares.

(f) Sears represents that neither Sears nor anyone acting on Sears’s behalf has paid any commission or other remuneration to any person in connection with the purchase of the Shares.

(i) Any certificate for the Shares to be received by Sears will be imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF SUCH REGISTRATION OR ANY OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

5. The parties acknowledge and agree that this letter agreement settles all disputes with respect to any adjustments with respect to the Earned Commissions obligations set forth in the License Agreement and that the payments made by Licensee and the Company hereunder shall be in full settlement of all amounts owed, owing or related to any adjustment obligations of Licensee with respect to Earned Commissions, including those obligations set forth in paragraph (B)(2) to Exhibit C to the License Agreement.

6. This Agreement, the License Agreement (as amended hereby) and the Renewal Agreement set forth the entire agreement and understanding between the parties with respect to the matters set forth herein. This Agreement shall be interpreted and governed by the internal substantive laws of the State of Illinois, without regard to its conflict of law principles. This

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Agreement shall not be effective until it has been received and executed by Sears in Hoffman Estates, Illinois. The federal and/or state courts of Illinois shall have personal and subject matter jurisdiction over, and the parties each hereby submit to the venue of such courts with respect to any dispute arising pursuant to this Agreement, and all objections to such jurisdiction and venue and hereby waived.

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            Please indicate your acceptance of the terms of this letter agreement by returning a signed copy to the Company.

Very truly yours,

CPI CORP.

By:

_______________________________________

Its: Chief Executive Officer and President

CONSUMER PROGRAMS INCORPORATED

By:

_______________________________________

Its: Chief Executive Officer and President

Confirmed and Agreed:

SEARS, ROEBUCK AND CO.

By:

_______________________________________

_______________________________________

_______________________________________

_______________________________________

_______________________________________

_______________________________________

Its: